Off-Balance Sheet Financial Instruments, Commitments and Contingencies and Concentrations of Risks	12 Months Ended
Dec. 31, 2021
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Off-Balance Sheet Financial Instruments, Commitments and Contingencies and Concentrations of Risks
Note 16.
Off-Balance
Sheet Financial Instruments, Commitments and Contingencies and Concentrations of Risks
(in thousands)
Commitments to Extend Credit
In the ordinary course of business, the Company makes various commitments and incurs certain contingent liabilities to fulfill the financing needs of its customers. These commitments and contingent liabilities include commitments to extend credit and issue standby letters of credit. They involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheets. The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. At December 31, 2021 and December 31, 2020, commitments related to unused lines of credit were $112,292 and $138,185, respectively, and standby letters of credit were $4,432 and $4,565, respectively. The fair value of such commitments is not materially different than stated values.

As some of these commitments are expected to expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company applies the same credit policies and standards as it does in the lending process when making these commitments. The collateral obtained is based upon the assessed credit worthiness of the borrower. Collateral held varies, but may include accounts receivable, crops, livestock, inventory, property and equipment, residential real estate and income-producing commercial properties.
Interest Rate Risk
The Company is principally engaged in providing short-term and medium-term installment, commercial and agricultural loans with interest rates that are fixed or fluctuate with the prime lending rate. These assets are primarily funded through short-term demand deposits and long-term certificates of deposit with variable and fixed rates. Accordingly, the Company is exposed to interest rate risk because in changing interest rate environments interest rate adjustments on assets and liabilities may not occur at the same time or in the same amount. The Company manages the overall rate sensitivity and mix of its asset and liability portfolio and attempts to minimize the effects that interest rate fluctuations will have on its net interest margin.
Legal Proceedings
We are a party to various legal proceedings such as claims and lawsuits arising in the course of our normal business activities. Although the ultimate outcome of all claims and lawsuits outstanding as of December 31, 2021 cannot be ascertained at this time, it is the opinion of management that these matters, when resolved, will not have a material adverse effect on our business, results of operations or financial condition.
Concentration of Risk
The Company makes commercial, residential and consumer loans throughout the state of Mississippi. A substantial portion of the customers’ abilities to honor their contracts is dependent on their business and the agricultural economy in the state.
Although the Company’s loan portfolio is diversified, there is a relationship in this state and our operating regions between the agricultural economy and the economic performance of loans made to nonagricultural customers. The Company’s lending policies for agricultural and nonagricultural customers require loans to be well-collateralized and supported by cash flows. Credit losses from loans related to the agricultural economy are consistent with credit losses experienced in the portfolio as a whole. The concentration of credit in the regional agricultural economy is taken into consideration by management in determining the allowance for loan losses. See Note 4 for a summary of loans by type.